UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 15, 2020 (September 9, 2020)

Novus Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36620	20-1000967
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19900 MacArthur Blvd., Suite 550

Irvine, California 92612

(Address of principal executive offices, including Zip Code)

(949) 238-8090

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	NVUS	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

On September 15, 2020, Novus Therapeutics, Inc, a Delaware corporation (the “Company”), filed a Current Report on Form 8-K announcing that on September 14, 2020, the Company had acquired Anelixis Therapeutics, Inc., a Delaware corporation (“Anelixis”) pursuant to that certain Agreement and Plan of Merger, dated September 14, 2020 (the “Merger Agreement”). This Current Report on Form 8-K/A amends and supplements the Current Report on Form 8-K filed on September 15, 2020 (the “September 2020 Form 8-K”) to provide the financial statements and pro forma information required by Items 9.01(a) and 9.01(b) of Form 8-K. The text of the September 2020 Form 8-K is incorporated herein by reference. Capitalized terms not otherwise defined herein shall have the respective meanings ascribed to them in the September 2020 Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited consolidated financial statements and accompanying notes of Anelixis for the years ended December 31, 2019 and 2018 and the unaudited financial statements and accompanying notes of Anelixis for the six-month periods ended June 30, 2020 and 2019, are contained in the Company’s definitive proxy statement on Schedule 14A dated November 20, 2020 as Annexes B and C thereto, respectively, and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma combined financial information of the Company, including the unaudited pro forma combined balance sheet as of June 30, 2020, the unaudited pro forma combined statement of operations for the six months ended June 30, 2020, the unaudited pro forma combined statement of operations for the year ended December 31, 2019, and the notes related thereto are contained in the Company’s definitive proxy statement on Schedule 14A dated November 20, 2020 as Annex D thereto are incorporated herein by reference.

(d) Exhibits

Exhibit Number	Description

23.1	Consent of AAFCPAs, Inc, the independent auditors of Anelixis Therapeutics, Inc.

*        *        *

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Novus Therapeutics, Inc.

Date: November 20, 2020	By:	/s/ David-Alexandre C. Gros, M.D.
	Name:	David-Alexandre C. Gros, M.D.
	Title:	Chief Executive Officer